UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 2, 2013

MEDICAN ENTERPRISES, INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-53408	87-0474017
(Commission File Number)	(IRS Employer Identification No.)

5955 Edmond Street, Suite 102 Las Vegas, NV 89118

(Address of Principal Executive Offices)

(702) 826-3365
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

(a)(1)  Previous independent registered public accounting firm:

Dismissal of Mantyla McReynolds, LLC:

        (i)       On October 2, 2013, we formally informed Mantyla McReynolds, LLC (“Mantyla McReynolds”) of their dismissal as our independent registered public accounting firm.

        (ii)     With the exception of a “going concern” qualification, the reports of Mantyla McReynolds on our financial statements for the fiscal years ended December 31, 2012 and 2011, contained no adverse opinion or any disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles

        (iii)      Our Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

        (iv)     During the two most recent fiscal years and the subsequent interim periods through the date of dismissal, there were no disagreements with Mantyla McReynolds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mantyla McReynolds, would have caused them to make reference to the subject matter of the disagreement in connection with any reports it would have issued.  Further, there were no “reportable events,” as described in Item 304(a)(1)(iv) of Regulation S-K of the Securities and Exchange Commission (the “SEC”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

        (v)      We requested that Mantyla McReynolds furnish us with a letter addressed to the SEC stating whether or not they agreed with the foregoing statements.

(a)(2) New independent registered public accounting firm:

Anton & Chia, LLP:

(1)
On October 2, 2013, we engaged Anton & Chia, LLP (“Anton & Chia”) as our new independent registered public accounting firm. During the fiscal years ended December 31, 2012 and 2011, we had not consulted with Anton & Chia regarding any of the following:

(i)       The application of accounting principles to a specific transaction, either completed or proposed;

        (ii)      The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that Anton & Chia concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

        (iii)     Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.	Description
16.1	Letter from Mantyla McReynolds, LLC dated October 30, 2013 regarding change in registered public accounting firm

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TC X Calibur, Inc.

October 30, 2013	By:	/s/Kenneth Williams
Kenneth Williams
Chief Executive Officer, Chief Financial Officer and Director